UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 17, 2014

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2014, Sun Bancorp, Inc. (the “Company”) held its 2014 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the Sun Bancorp, Inc. 2014 Performance Equity Plan, which replaced the Sun Bancorp, Inc. 2010 Performance Equity Plan, which had expired according to its terms as of December 31, 2013.

Details regarding the Sun Bancorp, Inc. 2014 Performance Equity Plan are described in the Company’s proxy statement related to the Annual Meeting filed with the Securities and Exchange Commission on June 4, 2014 (the “Proxy Statement”).  The description of the 2014 Performance Equity Plan does not purport to be complete and is qualified in its entirety by reference to the full text of such plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following items were voted on at the Annual Meeting.

(1)	Election of Directors.

Nominee	For	Withheld	Broker Non-Vote

Wilbur L. Ross, Jr.	54,313,818	8,952,377	9,676,025
Sidney R. Brown	62,668,051	598,143	9,676,025
Peter Galetto, Jr.	62,694,675	571,519	9,676,025
Jeffrey S. Brown	62,390,188	876,006	9,676,025
Eli Kramer	62,678,665	587,529	9,676,025
Anthony R. Coscia	62,784,625	481,569	9,676,025
William J. Marino	62,540,263	725,931	9,676,025
Philip A. Norcross	62,775,245	490,949	9,676,025
Thomas M. O’Brien*	62,512,259	753,935	9,676,025
Keith Stock	62,920,486	345,708	9,676,025
Frank Clay Creasey, Jr.	62,919,196	346,998	9,676,025

*Steven A. Kass, who was previously nominated for election at the Annual Meeting, resigned from the Board of Directors effective on June 30, 2014, as a result of the acquisition of his accounting firm, Rothstein-Kass, by KPMG LLP.  Because Steven A. Kass will be unable to serve as a director, the Board of Directors designated Thomas M. O’Brien, the Company’s newly appointed President and Chief Executive Officer and Director, as its substitute director nominee.  Accordingly, shares represented by all valid proxies voted in favor of Steven A. Kass were voted in favor of the election of Thomas M. O’Brien.

There were no abstentions in the election of directors.

(2)	Approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan.

For	Against	Abstain
57,732,277	5,517,582	16,335

There were 9,676,025 broker non-votes with respect to the approval of the Sun Bancorp, Inc. 2014 Performance Equity Plan.

(3)	Approval of a non-binding advisory proposal regarding the compensation paid to the Named Executive Officers as disclosed in the Proxy Statement.

For	Against	Abstain
62,457,139	658,315	150,740

There were 9,676,025 broker non-votes with respect to the approval of a non-binding advisory proposal regarding the compensation paid to the Named Executive Officers as disclosed in the Proxy Statement.

(4)	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain
72,743,950	167,959	30,310

There were no broker non-votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

SECTION 7 – REGULATION FD

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on July 18, 2014 announcing the results of the Annual Meeting, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained under Item 7.01 of this Current Report on Form 8-K, including the attached press release, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as shall be specifically set forth in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Sun Bancorp, Inc. 2014 Performance Equity Plan.
99.1	Press Release, dated July 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date:	July 17, 2014	By:	/s/ Thomas R. Brugger
Thomas R. Brugger
Executive Vice President and Chief Financial Officer
(Duly Authorized Officer)